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                                                                    EXHIBIT 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated May 17, 1996 included in Eagle Bancshares, Inc.'s Annual Report to Shareholders and incorporated by reference into this Form 10-K, into the Registrant's previously filed Registration Statements No. 33-73718 and No. 33-00977.


ARTHUR ANDERSEN LLP




Atlanta, Georgia
June 28, 1996